AAM/Insight Select Income Fund

Class A (Ticker Symbol: CPUAX)

Class C (Ticker Symbol: CPUCX)

Class I (Ticker Symbol: CPUIX)

Class Y (Ticker Symbol: CPUYX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated February 16, 2024, to the

Summary Prospectus dated October 31, 2023.

Changes in Portfolio Management Team

Effective immediately, Gautam Khanna, CFA, CPA no longer serves as a portfolio manager to the AAM/Insight Select Income Fund (the “Fund”). James DiChiaro continues to serve as a portfolio manager to the Fund. In addition, Erin Spalsbury, CFA has been added as a portfolio manager to the Fund. Accordingly, effective immediately, the Summary Prospectus is updated as follows:

The table under the “Portfolio Managers” section on page 9 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Name and Title (Insight Investment)	Managed the Fund Since:
James DiChiaro – Senior Portfolio Manager	June 30, 2019
Erin Spalsbury, CFA – Senior Portfolio Manager	February 9, 2024

All references to Gautam Khanna, CFA, CPA in the Summary Prospectus are hereby deleted in their entirety.

Please file this Supplement with your records.